EXHIBIT 10.20

                                 August 8, 2002

2150 Western Court Company, L.L.C.
c/o Pritchett Realty Corporation
Suite 23
2777 Finley Road
Downers Grove, IL 60515-1037
Attn: Michael F. Pritchett

Gentlemen:

         Reference is made to the obligation of NeoMedia Technologies, Inc., a Delaware corporation (the "Company"), in the aggregate amount of US$72,183.15 which amount is past due and payable as of July 31, 2002, to 2150 Western Court Company, L.L.C (the "Creditor"), as successor to American National Bank and Trust Company of Chicago as Trustee under Trust Agreement Dated September 6, 1985 and known as Trust No. 65453 pursuant to the terms of certain Office/Service Center Lease Agreement, as amended, (the "Agreement"), dated as of February 25, 1997, between the Company and the Landlord (the "Obligation").

         Creditor hereby agrees to accept payment of 900,000 shares of the fully paid and non-assessable Common Stock, par value $0.01 per share, of the Company (the "Settlement Shares), along with cash payments as outlined in Schedule A below, in full discharge and satisfaction of the Obligation and in consideration of the waiver and release set forth herein. Creditor also agrees to reduce the monthly rent per the terms of the Agreement to $3,000.00 per month for a nine-month period beginning August 1, 2002 and ending March 31, 2003.

                                   SCHEDULE A
                       -----------------------------------
                             DATE                PAYMENT
                       -----------------------------------
                           8/1/2002             $4,812.21
                       -----------------------------------
                           9/1/2002             $4,812.21
                       -----------------------------------
                          10/1/2002             $4,812.21
                       -----------------------------------
                          11/1/2002             $4,812.21
                       -----------------------------------
                          12/1/2002             $4,812.21
                       -----------------------------------
                           1/1/2003             $4,812.21
                       -----------------------------------
                           2/1/2003             $4,812.21
                       -----------------------------------
                           3/1/2003             $4,812.21
                       -----------------------------------
                           4/1/2003             $4,812.21
                       -----------------------------------
                           5/1/2003             $4,812.21
                       -----------------------------------
                           6/1/2003             $4,812.21
                       -----------------------------------
                           7/1/2003             $4,812.21
                       -----------------------------------
                           8/1/2003             $4,812.21
                       -----------------------------------
                           9/1/2003             $4,812.21
                       -----------------------------------
                          10/1/2003             $4,812.21
                       -----------------------------------
                             Total             $72,183.15
                       -----------------------------------

         In connection with the issuance of the Settlement Shares, the Company hereby represents and warrants to, and agrees with, the Creditor that:

         (1) The Settlement Shares will be registered in the next available registration statement filing with the Securities and Exchange Commission ("SEC").

         In connection with such acceptance of the Settlement Shares, the Creditor hereby represents and warrants to, and agrees with, the Company that:

         (1) The Creditor is acquiring the Settlement Shares for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof;


                                    10.20-1

         (2) The Company has made available to the Creditor the Company's current 10-Q and S-1 forms as filed with the SEC, in connection with the Creditor's acceptance of Settlement Shares;

         (3) The Creditor is a sophisticated investor and an accredited investor, as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and is aware of the risk that acceptance of the Settlement Shares involves, including the risk of loss of the entire value of the Settlement Shares;

         (4) The Creditor understands that it may not sell or otherwise dispose of the Settlement Shares in the absence of either an effective registration statement under the Securities Act and applicable state securities laws, or an exemption from the registration provisions of the Securities Act and applicable state securities laws, and that, at least ten calendar days prior to any such disposition the Creditor will advise the Company, Attention: President, of such contemplated disposition; and

         (5) The certificates representing the Settlement Shares may contain a legend to the effect of paragraph (4) above.

         (6) On any trading day, Creditor shall not, directly or indirectly, offer to sell, show for sale, grant an option for sale of, assign, transfer or otherwise dispose of more than the number of shares equal to seventy-five percent (75%) of the thirty (30) day average trading volume of the Company's common stock immediately prior to the date of such offer or sale.


         The Creditor  also hereby  represents  and warrants to the Company that
(1) no debts or other liabilities or obligations of the Company to the Creditor have been sold, assigned, (except as security for Creditor's permanent financing affecting the real estate as to which the leased premises under the Agreement are a part) transferred or otherwise disposed of, and (2) to the knowledge of the Creditor, upon execution of this letter agreement by the Creditor, the Company shall not be in breach, default or violation of, or have any other liabilities to the Creditor or any of its affiliates under, the Agreement or any other agreement, document, instrument or arrangement with the Creditor or any of its affiliates with respect to any time prior to the Creditor's execution of this letter agreement.

         The Creditor hereby waives any and all currently known and existing breaches or defaults of the Company under the Agreement or any other agreement, document, instrument or arrangement between the Company and the Creditor or any of its affiliates as of the date of the Creditor's execution of this letter agreement, including, without limitation, any default in the Company's obligation to timely pay any amount comprising the Obligation, and hereby releases the Company and its past and present officers, directors, employees, agents, representatives and affiliates from any claims, causes of action and liabilities arising out of or in connection with any breach or default waived hereby, other than with respect to the remittance of the settlement payment(s) specifically provided for in this letter agreement in accordance with the terms hereof.

         The Company  represents  and warrants to the Creditor  that the 900,000
shares  of  Common  Stock  to  be  delivered   hereunder   are  fully  paid  and
non-assessable and impose no obligation upon Creditor.

         The Creditor's costs in connection with NeoMedia's lease defaults and this letter agreement shall be satisfied (in whole or in part as the case may be) by the application of the Security Deposit currently held by Creditor under the Agreement.

         This letter agreement (1) shall be governed by the internal laws of the State of New York, without regard to its conflicts of laws provisions, except as to laws governing the Agreement and all rights of Creditors thereunder, which shall be governed by the laws of the State of Illinois, (2) represents the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof, except for any stipulation entered into and filed with the court sitting in Illinois with jurisdiction on the Agreement, (3) may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement, and (4) may not be modified or amended, nor any provision hereof waived, without the prior written consent of each of the parties hereto.


                                    10.20-2

         Please execute this letter agreement where indicated below to confirm the Creditor's acceptance of and agreement to the terms of this letter agreement, and to make the representations and warranties to the Company set forth, in each case effective upon the Creditor's execution of this letter agreement.

         Best regards.

                                       NEOMEDIA TECHNOLOGIES, INC.


                                       By: /s/ Charles T. Jensen
                                           -------------------------------------
                                           Charles T. Jensen
                                           President and Chief Operating Officer


ACCEPTED AND AGREED TO AS OF

August 9, 2002:

2150 Western Court Company, L.L.C.,
an Illinois limited liability company


By: /s/ Michael F. Pritchett
   ----------------------------

Name: Michael F. Pritchett
      Its Manager












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